UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                January 21, 2004
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24607                  94-3193197

(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


                   701 Gateway Boulevard, South San Francisco,
                     California 94080 (Address of principal
                     executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)

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Item 9. Regulation FD Disclosure

This Form 8-K is being furnished to report that on January 21, 2004, Actuate issued a press release announcing that the Securities and Exchange Commission has terminated its investigation regarding two software license transactions that the company executed with Unify Corporation in early 2000, and has recommended that no enforcement action be taken against either Actuate Corporation or Nico Nierenberg . A copy of the press release is attached as
Exhibit 99.1 hereto.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ACTUATE CORPORATION
                                         (Registrant)

Date: January 21, 2004
                                     /s/    DANIEL A. GAUDREAU
                                     -------------------------
                                     Daniel A. Gaudreau
                                     Senior Vice President, Finance and
                                     Administration and Chief Financial Officer

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                                INDEX TO EXHIBITS


99.1                Press Release dated January 21, 2004.